

CLENE

clene.com

NASDAQ: CLNN

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

Focused on Improving Mitochondrial Health and Protecting Neuronal Function to Treat Neurodegenerative Diseases





THE PROBLEM

- The World Health Organization predicts **neurodegenerative diseases will become the second-most prevalent cause of death** within the next 20 years.
- A therapeutic breakthrough is urgently needed.
- In neurodegenerative diseases**, impaired mitochondrial activity and compromised cellular metabolism can lead to neuronal death**.



A NEW APPROACH

- **Clene is pioneering catalytic nanotherapeutics** to treat neurodegenerative diseases, such as amyotrophic lateral sclerosis, Parkinson's disease and multiple sclerosis.
- By **targeting the improvement of mitochondrial function** via the nicotinamide adenine dinucleotide pathway, Clene's first-in-class drug, CNM-Au8, is **pioneering a new way to restore and protect neuronal function**.

Building the Clinical Case for Neuroprotection & Remyelination

HEALEY ALS Platform Trial



RESCUEALS



VISIONARY-MS STUDY



RepairPD

RepairMS





Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

CNM-Au8® | Surface Catalysis Improves Mitochondrial Function



Reactive
Oxygen
Species (ROS)
NAD+
MITOCHONDRIAL FUNCTION
NEURONAL SURVIVAL AND FUNCTION
CNM-Au8
Nanocrystal
Catalysis

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Wang et al 2023, Small. 2023 Sep 28:e2304082.

Over 700 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- <u>No SAEs related to CNM-Au8</u> considered severe, life-threatening, or resulting in death
- <u>AEs transient/mild-to-moderate</u> severity (GI/Headache)

Patient Exposure Across ALS, MS & PD

Over 700 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience <u>over 5 years</u>

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

Promising Evidence from Two Phase 2 Trials and Long-Term Data

CNM-Au8 Demonstrated Survival, Delayed Clinical Worsening, and Preserved Function

	RESCUE-ALS	RESCUE-OLE	HEALEY ALS Platform	HEALEY OLE	EAP
ALS Patient Demographics	Early-to-Mid-Stage (45)	Early-to-Mid-Stage	Mid-to-Late-Stage (161 Regimen C)	Mid-to-Late-Stage	Real-World Experience (256)
Duration	36-weeks	Up to 173 weeks	24-weeks	Up to 133 weeks	Over 5.0 years
Survival	--	✓	✓	✓ PRO-ACT	✓
Delayed Time to Clinical Worsening	✓	✓	✓	Pending data 1Q 2024	Not routinely collected
Preserved Function (ALSFRS-R)	--	✓	--		
Progression Biomarkers	p75 trend	↓ UCHL1 *	✓ NfL ↓	✓ NfL ↓	
Safety	>700 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD				

Consistent Evidence for CNM-Au8 30mg Dose Across Broad ALS Patient Population

- Data on File, Clene Nanomedicine, Inc. *Small sample available for analyses in RESCUE OLE

CNM-Au8 | Clinical Worsening Concordant in Two Phase 2 Trials

Evidence for Decreased Clinical Worsening Events Across Two Phase 2 Studies

Phase 2 RESCUE-ALS CNM-Au8 30mg
Decreased Time to Clinical Worsening

Time to ALS Clinical Worsening
First Occurence of Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
ITT Population (All Randomized), Kaplan-Meier Estimate



RESCUEALS
Percent Event Free
100
75
50
25
0
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo
Hazard Ratio = 0.290
95% Wald CI = 0.103 - 0.815
Log rank p = 0.0125

No. At Risk (n)	0	12	24	36
CNM-Au8:	23	23	23	18
Placebo:	22	19	16	12

Phase 2 HEALEY ALS Platform CNM-Au8 30mg
Decreased Time to Clinical Worsening

Time to Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=99)



HEALEY ALS
Platform Trial
Probability Event Free
100
90
80
60
40
20
0
4
8
12
16
20
24
Weeks
(Post-Randomization)
CNM-Au8 (30mg)
Placebo
Events: Active 8/58 vs. Plc. 7/41
Log-rank, p-value = 0.581
Unadjusted Cox HR = 0.725
Risk Adjusted Cox HR = 0.261
Covariate Adjusted p-value = 0.035

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036. Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

CNM-Au8 | ALS Survival at 30mg Concordant in Two Phase 2 Trials

RESCUEALS

Up to 75% decreased risk of death through 168 weeks

Unadjusted Survival

10.1 Months Survival Difference



Overall Survival (All-Cause Mortality)
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
Hazard ratio =
95% Wald CI = 0.264 to 1.12
Log-rank p =
Double-Blind
Open Label Period
Weeks
(Post-Randomization)
Original Active
Original Placebo
No. at Risk
Original CNM-Au8 23 23 21 21 16 14 13 8
Original Placebo 22 21 20 16 13 8 7 7

Cross-Over Adjusted Survival

Up to 19.3 Month Survival Benefit vs. Original Pbo



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSTFM, Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
Hazard ratio = 0.252
95% Wald CI =
Bootstrap Log-rank p < 0.001
Active
Placebo
Weeks
(Post-Randomization)
No. at Risk
Original CNM-Au8 23 23 21 21 16 14 13 8
Original Placebo 22 21 19 8 1 0 0 0

RPSFTM (Rank Preserving Structural Failure Time Model) removes estimated benefit from cross-over to active treatment in ex-placebo participants

HEALEY ALS Platform Trial

>90% risk reduction of death at 30mg at 24 weeks

Survival During Blinded Period



Time to Death or Death Equivalent (PAV) | CNM-Au8 30mg
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=100)
Probability of Survival
Events: Active 1/59 vs. Pbo 4/41
Log-rank, p-value = 0.071
Unadjusted Cox HR = 0.162
Risk Adjusted Cox HR = 0.025
Covariate Adjusted p-value =
CNM-Au8 (30mg)
Placebo
Weeks
(Post-Randomization)

clene NANOMEDICINE

CNM-Au8 30mg Treatment Improved Long-Term Survival vs. Propensity Matched PRO-ACT & MiNDAUS (Australian) Controls

PRO-ACT Controls



CNM-Au8 30mg Long Term Survival | RESCUE-ALS Trial
Original CNM-Au8 Randomized (n=23) and ex-Placebo to CNM-Au8 (n=16)
CNM-Au8 30mg (n=39) vs. PRO-ACT Propensity Matched Controls (n=117)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Cov. Adj. HR: 0.311 (95% CI: 0.142 - 0.682)
Covariate Adj. p= 0.0035
Log-rank, p= 0.0145
0
6
12
18
24
30
36
42
48
Months
(Post-Baseline)
CNM-Au8 30mg
PRO-ACT Matched Controls

At Risk (n)

CMM-Au8:	39	38	35	29	21	18	15	10	4
Matched Controls:	117	100	64	15	8	4	3	2	0

MiNDAUS Controls



CNM-Au8 30mg Long Term Survival | RESCUE-ALS Trial
Original CNM-Au8 Randomized (n=23) and ex-Placebo to CNM-Au8 (n=16)
CNM-Au8 30mg (n=39) vs. MiNDAUS Propensity Matched Controls (n=117)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Cov. Adj. HR: 0.487 (95% CI: 0.287 - 0.824)
Covariate Adj. p= 0.0074
Log-rank, p= 0.0534
0
6
12
18
24
30
36
42
48
Months
(Post-Baseline)
CNM-Au8 30mg
MiNDAUS Matched Controls

At Risk (n)

CMM-Au8:	39	38	35	29	21	18	15	10	4
Matched Controls:	117	87	60	43	30	16	12	6	5

Data on File, Clene Nanomedicine, Inc.

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)


SCREENING (July 2020)
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 78
6 WEEKS
Day -28 to -1
EOS
Regimen A (n=160)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Regimen D (n=160)
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo
Phone calls at Weeks 2, 12, 20

1° **Change in ALSFRS-R slope adjusted by mortality**

Weighted Average of Slope Change & Hazard Ratio

Weighting based on # of Mortality Events

2°
- CAFS (Joint-Rank)
- Slow Vital Capacity
- Survival (Death + PAV)

Exploratory Endpoints

No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R change, CAFS, or SVC (combined 30 & 60 mg doses)

Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175.

Survival Signal | >90% Reduced Risk of Death with CNM-Au8 30mg

HEALEY ALS Platform Trial

Shared Placebo Across Regimens


CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Full Analysis Set (All Shared Placebo, Regimens A, B, C, D)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
94% Decrease
(Events: 9/162 vs. 1/59)
p = 0.042
Death Alone
94% Decrease
(Events: 6/163 vs. 1/59)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

CNM-Au8 Regimen Only (Regimen C)


CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Efficay Regimen Only Set (Within Regimen Analysis)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
98% Decrease
(Events: 4/41 vs. 1/59)
p = 0.028
Death Alone
95% Decrease
(Events: 3/41 vs. 1/59)
p = 0.054
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

PAV = Permanently Assisted Ventilation; Prespecified covariate adjustments include: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, (v) age. Events (placebo vs. active). p-values are not adjusted for multiple comparisons; exploratory analyses by dose.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Delayed Time to ALS Clinical Worsening

CNM-Au8 30mg | Within Regimen Analysis (Primary Model)

HEALEY ALS Platform Trial



Time to Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=99)
Probability Event Free
100
90
80
60
40
20
0
0
4
8
12
16
20
24
Weeks
(Post-Randomization)
CNM-Au8 (30mg)
Placebo
Events: Active 8/58 vs. Plc. 7/41
Log-rank, p-value = 0.581
Unadjusted Cox HR = 0.725
Risk Adjusted Cox HR = 0.261
Covariate Adjusted p-value = 0.035

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, and (v) age.

Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

Origination of NfL in Bloodstream



Analytical platforms
Axonal injury
Neurofilament Light
CSF
Blood

Neurofilament Proteins

- Cytoskeletal proteins highly specific for neurons.
- Comprising 85% of neuronal structural proteins.
- Determine axon diameter.
- Any disorder/disease shows NfL damage.

Continued Long Term Plasma NfL Decline in the OLE

76-Weeks post baseline MMRM (CNM-Au8 30mg)

HEALEY ALS Platform Trial



CNM-Au8 30mg Plasma NfL Geometric Mean Change
RGC Within Regimen Analysis | Long Term Extension | Quanterix 4NPA
All Evaluable with Baseline, n=99; LS Geometric Mean Difference ± SEM
Week 76 LS Difference of LS Mean on Ln Scale (SE) = -0.1730 (0.076); p= 0.023
LS Geometric Mean Ratio
Change from Baseline
1.175
1.125
1.075
1.025
0.975
0.925
0.875
0.825
0
12
24
36
48
60
72
+ 10.3%
- 7.2%
Weeks
(Post-Randomization)
Double-Blind Period
Open-Label Extension
CNM-Au8 30mg
Placebo

Notes:
[1] All visits graphed with n ≥ 10 participant data.
[2] MMRM analysis uses LS means to account for missing data.

Covariates included: (i) months from symptom onset, (ii) pretreatment ALSFRS-R slope, (iii) background riluzole, (iv) background edaravone. Mixed model repeat measures (MMRM).

Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

Validation of NfL Association with Clinical Outcomes

Post Hoc | Clinical Worsening Event (Average Events per Patient per Group)

Clinical Worsening Events Frequency is Associated with Higher Baseline NfL Levels (by Quartile)



ALS Clinical Worsening Events by NfL Quartile
Post Hoc Pooled Analyses of RESCUE + HEALEY CNM-Au8 30mg and Placebo
All Participants With Baseline NfL Samples, n=144
Clinical Worsening Events Include: (i) Death, (ii) Tracheostomy,
(iii) Feeding Tube Placement, and (iv) Initiation of Assisted Ventilation
ALS Clinical Worsening Events
Mean Events per Subject
1.5
1.0
0.5
0.0
NfL Quartile_1
< 51 pg/mL
NfL Quartile_2
51.1 - 75.9 pg/mL
NfL Quartile_3
>75.9 - 113.5 pg/mL
NfL Quartile_4
> 113.5 pg/mL
NfL Quartile at Baseline
(Severity)
CNM-Au8 30mg (n=81)
Placebo (n=63)

NfL Responder Analyses in Participants with a NfL Decline of ≥5% (Post-Baseline) Demonstrated Greater Treatment Effect



ALS Clinical Worsening Events by NfL Quartile In NfL Responders
[Responders Defined as ≥ 5% NfL Decline Post-Baseline]
Post Hoc Pooled Analyses of RESCUE + HEALEY CNM-Au8 30mg and Placebo, n=89
All Participants With Baseline and Post-Baseline NfL Samples
Clinical Worsening Events Include: (i) Death, (ii) Tracheostomy,
(iii) Feeding Tube Placement, and (iv) Initiation of Assisted Ventilation
ALS Clinical Worsening Events
Mean Events per Subject
1.5
1.0
0.5
0.0
No Events
NfL Quartile_1
< 51 pg/mL
NfL Quartile_2
51.1 - 75.9 pg/mL
NfL Quartile_3
>75.9 - 113.5 pg/mL
NfL Quartile_4
> 113.5 pg/mL
NfL Quartile at Baseline
(Severity)
CNM-Au8 30mg (n=51)
Placebo (n=38)

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 NfL Responders Demonstrated Robust NfL Declines

NfL Decline by Participant

CNM-Au8 NfL Responder Subset
HEALEY ALS Platform Trial Open Label Extension
Within Regimen Analyis | Quanterix 4NPA Plasma
All CNM-Au8 Responders (n=50) [Originally Randomized to CNM-Au8]
Subject Level Percent Change from Baseline by Visit


Percent Change (%) from Baseline
75
50
25
0
-25
-50
-75
Double-Blind Period
0
12
24
36
48
60
72
84
96
108
Weeks
(Post-Baseline)

NfL Decline Across Responders

CNM-Au8 NfL Responder Subset
HEALEY ALS Platform Trial Open Label Extension
Within Regimen Analyis | Quanterix 4NPA Plasma
All CNM-Au8 Responders (n=50) [Original Randomized CNM-Au8]
LS Geometric Mean Difference ± SEM


Geometric Mean Change from Baseline
0.90
0.80
0.70
0.60
0
12
24
36
48
60
72
Weeks
(Post-Baseline)
- 28%
Double-Blind Period
Open Label Period
CNM-Au8 (n): 50 50 46 33 27 16

LS Geometric Mean Difference vs. Baseline: # p<0.0001, *** p<0.001, ** p<0.01, * p<0.05

NfL Responders include all CNM-Au8 30mg and 60mg originally randomized participants with consistent and sustained NfL declines.

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 NfL Responders Showed Slowed ALSFRS-R Decline

NfL Responders vs. NfL Non-Responders

ALSFRS-R Decline



Long-Term ALSFRS-R Total Score Change by NfL Responder Status
HEALEY ALS Platform Trial | All CNM-Au8 with Baseline Covariates (n=116 of 120)
CNM-Au8 Plasma NfL Responders vs. Non-Responders
MMRM; LS Mean Change from Baseline ± SEM
LS Mean Change from Baseline
Weeks (Post-Baseline)
Double-Blind Period
Open-Label Period
CNM-Au8 NfL Responders
CNM-Au8 NfL Non-Responders

No. Evaluable

NfL Responder:	50	50	45	47	41	32	35	27	23	17	14
Non-Responder:	66	60	59	59	52	41	38	29	22	18	9

LS Mean Difference: *** p<0.001, ** p< 0.01, * p<0.05, ^ p<0.10

ALSFRS-R Respiratory Subdomain



Long-Term ALSFRS-R Respiratory Subscore Change by NfL Responder Status
HEALEY ALS Platform Trial | All CNM-Au8 with Baseline Covariates (n=116 of 120)
CNM-Au8 Plasma NfL Responders vs. Non-Responders
MMRM; LS Mean Change from Baseline ± SEM
LS Mean Change from Baseline
Weeks (Post-Baseline)
Double-Blind Period
Open-Label Period
CNM-Au8 NfL Responders
CNM-Au8 NfL Non-Responders

No. Evaluable

NfL Responder:	50	50	45	47	41	32	32	27	23	17	14
Non-Responder:	66	60	59	59	52	41	34	29	22	18	9

LS Mean Difference: *** p<0.001, ** p< 0.01, * p<0.05, ^ p<0.10

Data on File, Clene Nanomedicine, Inc. NfL Responders include all CNM-Au8 30mg and 60mg originally randomized participants with consistent and sustained NfL declines.

CNM-Au8 30mg Treatment Improved Long-Term Survival vs. Propensity Matched PRO-ACT & NHC Controls

PRO-ACT Controls

CNM-Au8 30 mg Long Term Survival | HEALEY ALS Platform Trial
Original CNM-Au8 (n=59) and ex-Placebo to CNM-Au8 (n=11)
CNM-Au8 30mg (n=70) vs. PRO-ACT Propensity Matched Controls (n=322)
Time to All-Cause Mortality


Probability of Survival
100
75
50
25
0
Cov. Adj. HR: 0.431 (95% CI: 0.276 - 0.672)
Covariate Adj. p= 0.0002
Log-rank, p= 0.0094
0
6
12
18
24
30
36
42
48
Months
(Post-Baseline)
CNM-Au8 30mg
PRO-ACT Matched Controls

At Risk (n)

CMM-Au8:	70	70	65	51	41	32	18	3	0
Matched Controls:	322	259	174	43	25	16	6	5	3

Natural History Consortium Controls

CNM-Au8 30 mg Long Term Survival | HEALEY ALS Platform Trial
Original CNM-Au8 (n=59) and ex-Placebo to CNM-Au8 (n=11)
CNM-Au8 30mg vs. ALS Natural History Study Propensity Matched Controls
Time to All-Cause Mortality


Probability of Survival
100
75
50
25
0
Cov. Adj. HR: 0.519 (95% CI: 0.347 - 0.776)
Covariate Adj. p= 0.0014
Log-rank, p= 0.0025
0
6
12
18
24
30
36
42
48
Months
CNM-Au8 30mg
ALS NatHx Matched Controls

At Risk (n)

CMM-Au8:	70	70	65	50	41	32	18	3	0
Matched Controls:	322	277	220	164	115	87	65	50	31

Data on File, Clene Nanomedicine, Inc.

EAP Participant Enrollment

- All EAP participants (CNM-Au8 30mg) enrolled through 15-December-2023 with EDC data entry
- Survival updated through the 14-January-2024 data cut

EAP01 in collaboration with the:

Healey Center

The Healey center covered all site costs and EDC management through philanthropic donations; Clene provided CNM-Au8 and conducted analyses


EAP01
(MGH)
EAP02
(US, 16 sites)
Former HEALEY
Regimen C
(n=23) 1
N= 83
N= 173
All EAP Population
(CNM-Au8 30mg)
N= 256
Evaluable with Complete
Baseline Covariates
(n=220)

[1] Other regimen participants are not identified or tracked separately.

Data on File, Clene Nanomedicine, Inc.

EAP Survival vs. ALS Natural History and PRO-ACT Matched Controls | Control-Matched EAP and All EAP

ALS Natural History Study | EAP Matched (n=220)



EAP Long-Term Survival
ALS Natural History Study Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=220)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.433 (95% CI: 0.28 - 0.66)
Covariate Adj. p= 0.0001
Log-rank, p < 0.0001
0
12
24
36
48
60
Months
(Post-Exposure/Baseline)
EAP (CNM-Au8 30mg)
ALS Natural History Controls

At Risk (n)						
CNM-Au8 EAP:	220	68	54	16	6	0
Controls:	220	141	78	44	18	12

PRO-ACT | EAP Matched (n=220)



EAP Long-Term Survival
PRO-ACT Propensity Matched Controls
All EAP Participants with Baseline Covariates (n=220)
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Cov. Adj. HR: 0.320 (95% CI: 0.178 - 0.575)
Covariate Adj. p= 0.0001
Log-rank, p= 0.0018
0
12
24
36
48
Months
(Post-Exposure/Baseline)
EAP (CNM-Au8 30mg)
PRO-ACT Matched Controls

At Risk (n)					
CNM-Au8 EAP:	220	68	54	16	6
Controls:	220	116	15	2	0

Baseline covariates include: (i) onset age, (ii) sex, (iii) BMI, (iv) pre-treatment ALSFRS-R slope, (v) ALSFRs-R, (vi) vital capacity (% predicted), (vii) vital capacity pre-treatment slope, and (viii) TRICALS risk score. Propensity matching caliper minimized at 0.41. All EAP participants alive are right censored as of the January 18, 2024 data cut.

Data on File, Clene Nanomedicine, Inc.

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)


Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Modified ITT (mITT) Analysis Population; Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continued for up-to-96 weeks

1° Change in Low Contrast Letter Acuity (LCLA)


O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)


25 Feet
O Z D V K
S V H C Z
V H C N O

9HPT SDMT T25FWT LCLA

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

Significantly Improved Vision

Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
6
4
2
0
-2
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global Neurological Improvement

Change in modified MS Functional Composite (mMSFC)



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Long-Term LCLA Improvement in LTE Participants
Low Contrast Letter Acuity

Original Active (CNM-Au8)


Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
Weeks
(Post-Randomization)
12.5
10.0
7.5
5.0
2.5
0
24
48
72
96
120
144
#
***

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Original Placebo


Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
Weeks
(Post-Randomization)
12.5
10.0
7.5
5.0
2.5
0
24
48
72
96
120
144
*
**

MMRM accounts for missing data; all visits with ≥ 60% participant values are graphed.

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Improved Information Signal Strength & Speed in the Visual Pathway

VISIONARY-MS STUDY

Visual Evoked Potentials


Retina
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Visual Cortex

Amplitude = Signal Strength

Latency = Signal Speed

From the Eye to Visual Cortex

Improved Amplitude


mf-VEP Amplitude | Longitudinal Percent (%) Change
In LTE Participants (n=43; 31 active, 12 ex-placebo), All Evaluable, ITT Population
Percent Change from Baseline [A6], LS Mean ± SEM
LS Mean Change (% Change) from Baseline
20
10
0
-10
Improvement
Double-Blind Period
Open-Label Period
0
24
48
72
96
120
144
Weeks (Post-Baseline)
CNM-Au8
Original Placebo
Ex-Placebo to CNM-Au8 LTE

Improved Latency


mf-VEP Average Latency | Longitudinal Percent (%) Change
In LTE Participants (n=42; 30 active, 12 ex-placebo), All Evaluable, ITT Population
Percent Change from Baseline [A6], LS Mean ± SEM (Preliminary)
LS Mean Change from Baseline (Percent, %)
-2
-1
1
2
3
24
48
72
96
120
144
Weeks (Post-Baseline)
Improvement
Double-Blind Period
Open Label Period
CNM-Au8
Original Placebo
Ex-Placebo to CNM-Au8 LTE

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05, ⁺p≤0.10

Increased VEP amplitude is associated with improved axonal integrity (more signal);
Improved latency is associated with evidence of remyelination (faster conduction velocity)

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Long-Term SDMT Improvement in LTE Participants

Symbol Digit Modality Test | Working Memory & Cognition

Original Active (CNM-Au8)

Longitudinal SDMT | Change from Baseline (Total Score) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)



Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
SDMT Total Correct (Score)
LS Mean Change from Baseline
Weeks
(Post-Randomization)
0
24
48
72
96
120
144
2.5
5.0
7.5
10.0
12.5
#

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Original Placebo

Longitudinal SDMT | Change from Baseline (Total Score)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)



Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
SDMT Total Correct (Score)
LS Mean Change from Baseline
Weeks
(Post-Randomization)
0
24
48
72
96
120
144
2.5
5.0
7.5
10.0
12.5
**
*
ex-Placebo to CNM-Au8 30mg OLE
Original Placebo (LTE participants only)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Treatment Demonstrated MS Lesion Repair and Promoted Remyelination

VISIONARY-MS STUDY

Advanced MRI Techniques



T2 Lesion Myelin Water Fraction (Remyelination)



T2 Lesion Myelin Water Fraction in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
LS Mean Change from Baseline
0.02
0.01
-0.01
-0.02
24
48
72
96
120
144
Weeks
(Post-Baseline)
Improvement
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

T2 Lesion Axial Diffusivity (Axonal Integrity)





T2 Lesion Axial Diffusivity in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
LS Mean Change from Baseline (mm²/s)
0.00002
0.00001
-0.00001
-0.00002
24
48
72
96
120
144
Weeks
(Post-Baseline)
Improvement
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

Data on File, Clene Nanomedicine, Inc.

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05, ^p≤0.10

Clene NANOMEDICINE

Clene | CNM-Au8 Path to Regulatory Approval



2024
MID-2024
2025
Global ALS Phase 3 Trial Design Approval
HEALEY ALS OLE ALSFRS/Clin Worsening
Clinical Data up-to-30 months
HEALEY ALS Biomarkers
6mos. & OLE (up to 30 mos.)
ALS FDA Engagement
Potential FDA ALS accelerated NDA submission*
Global ALS Phase 3 Trial Launch (FPFV)
Potential FDA ALS Advisory Committee*
Potential ALS Accelerated FDA Approval (PDUFA)*
Amyotrophic Lateral Sclerosis (ALS) Data Readouts / Phase 3 Planning
Planned Regulatory
Multiple Sclerosis (MS)
VISIONARY-MS OLE
Clinical data up-to-3-yrs
REPAIR-MS Phase 2 Trial Readout
Non-active progressive MS
MS FDA EOP2 meeting
Global MS Phase 3 Trial Protocol Design

*subject to successful pre-NDA meeting outcomes.

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®
a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUE ALS
75% decreased risk of death in ALS through 168 weeks

HEALEY ALS Platform Trial
>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS
Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>700
patient years of CNM-Au8 clinical exposure

Strong IP:
150+
patents on nanotherapeutic platform, plus trade secret protection





As of September 30 2024, cash and equivalents on hand (unaudited):
$14.6*

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. [2]https://clinicaltrials.gov/ct2/show/NCT04414345.

CLENE NANOMEDICINE

CLENE NANOMEDICINE

Clene Inc.

HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

Version: 13 Nov 2024